                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No._)

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MEDIA SCIENCES INTERNATIONAL, INC.
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MEDIA SCIENCES INTERNATIONAL, INC.
40 Boroline Road
Allendale, New Jersey 07401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Friday, December 17, 2004
Time:	1:00 P.M., local time
Place:	American Stock Exchange, 86 Trinity Place, New York, New York 10006

Purposes of the meeting:

o	To elect seven members of the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualifed;
o	To vote upon the ratification of the issuances of employment-issued stock options for 200,000 shares of common stock;
o	To ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2005; and
o	To act on such other business as may properly come before the Annual Meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice. The Proxy Statement, proxy card and our Annual Report on Form 10-KSB are being distributed on or about November 17, 2004.

Record date, voting, and attendance:

October 22, 2004 is the record date for the meeting. This means that owners of our common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting. The stock transfer books will remain open between the record date and the date of the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. Proxies are revocable, and any stockholder may withdraw his or her proxy and vote in person at the meeting.

If your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. If you hold shares in street name but will not attend the meeting, we request that you return your instructions to vote your shares to your broker. The proxy contains proposals, some of which may be acted upon at the discretion of the broker, however, brokers can no longer vote the “street name” shares on your behalf with respect to stock plans without any instruction from you. The instructions to do this are included with these proxy materials.

By order of the Board of Directors /s/ Denise Hawkins Denise Hawkins, Secretary

Allendale, New Jersey
November 17, 2004

Whether or not you intend to attend the meeting, please vote by Internet or telephone, or complete, sign and return the enclosed proxy card in the postage-paid envelope provided.

TABLE OF CONTENTS

                                                                            Page

Voting Information                                                             3
Proposal No. 1.  Election of Directors                                         6
     Nominees                                                                  6
     Other Information About Directors                                         8
     Business Experience of Nominees                                           6
     Director Compensation                                                     9
     Board Committees and Meetings                                             9
     Code of Ethics                                                           10
     Communications with Directors                                            10
     Director Attendance at Annual Stockholder Meetings                       10
Report of the Audit Committee                                                 11
Executive Compensation                                                        12
Section 16(a) Beneficial Ownership Reporting Compliance                       17
Certain Relationships and Related Transactions                                17
Stock Ownership                                                               20
Independent Registered Public Accounting Firm                                 22
Principal Accounting Fees and Services                                        22
Description of Our Securities                                                 23
Proposal No. 2.  To Vote Upon the Ratification of the Issuances of
       Employment-Issued Stock Options for 200,000 Shares Of Common Stock     25
Proposal No. 3.  Ratification of Selection of Independent Registered
       Public Accounting Firm                                                 26
Stockholder Proposals                                                         27
Annual Report                                                                 27
Financial Statements                                                          27
Other Action at Meeting                                                       27

MEDIA SCIENCES INTERNATIONAL, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 17, 2004

VOTING INFORMATION

Date, time and place of meeting

The enclosed Proxy is solicited on behalf of the Board of Directors of Media Sciences International, Inc. for use at the Annual Meeting of Stockholders to be held on Friday, December 17, 2004 at 1:00 P.M., local time, at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, or at any adjournment of the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting. We intend to mail this Proxy Statement and the accompanying Notice of Annual Meeting on or about November 17, 2004, to all stockholders entitled to vote at the Annual Meeting and to those entitled to notice of the proposals.

Purpose of meeting

There are three proposals scheduled to be voted on at the meeting, which are described in more detail in this Proxy Statement:

o	election of seven directors;
o	ratification of the issuances of employment-issued stock options for 200,00 shares of common stock; and
o	ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm.

Who can vote?

You can vote if you were a stockholder of record of our common stock as of the close of business on October 22, 2004. Our common stock is the only class of voting stock, and there is no cumulative voting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

o	held directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as a “holder of record”, and
o	held for you in an account with a broker, bank or other nominee (which means your shares are held in “street name”).

Am I entitled to vote if my shares are held in “street name”?

If a bank or brokerage firm holds your shares, you are considered the “beneficial owner” of share held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on the election of directors (Proposal No. 1), and the ratification of the appointment of the independent registered public accounting firm (Proposal No. 3). Absent your instructions, the record holder will not be permitted, however, to vote your shares on the ratification of stock plans (Proposal No. 2), and your shares will be considered “broker non-votes” on this proposal.

How many shares must be present to hold the meeting?

A majority of our outstanding shares of common stock as of the record date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 9,935,710 shares of common stock outstanding. Your shares are counted as present at the meeting if you have properly voted by Internet or telephone or submitted a proxy card prior to the meeting, or are present and vote in person at the meeting.

What vote is required to approve each proposal?

o	Election of Directors. Directors will be elected by a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. This means that the seven nominees who receive the largest number of “FOR” votes will be elected as directors.
o	Ratification of Issuance of Employee Stock Plans. The proposal to ratify the employment-issued stock options pursuant to AMEX rules requires the “FOR” vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.
o	Ratification of Accountants. The proposal to ratify the appointment of the independent certified public accountants requires the “FOR” vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

You may vote “FOR”, “AGAINST” or “ABSTAIN” on the proposals to ratify the issuance of employee stock plans and the appointment of the independent auditor. If you abstain from voting on these proposals, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal. Broker non-votes are not considered shares entitled to vote.

All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” each proposal.

How will broker non-votes be treated?

If you hold shares beneficially in street name, a voting instruction form will forwarded to you by your bank, broker or other holder of record. If you do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from you. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are treated as shares present for quorum purposes, but not entitled to vote, thus effectively reducing the number of shares needed to approve the proposal. Your broker will be entitled to vote your shares in its discretion on the election of directors (Proposal No. 1), and the ratification of the appointment of the independent registered public accounting firm (Proposal No. 3), without your voting instructions on these items. Your instructions are needed to vote on the ratification of the stock plans (Proposal No. 2).

How does the Board recommend that I vote?

The Board of Directors recommends that you vote “FOR” each of the director nominees and “FOR” ratifications of the stock plans and the appointment of J.H. Cohn LLP as Media Sciences International’s independent registered public accounting firm.

How do I vote my shares without attending the meeting?

Whether you hold shares directly, in street name, or through a stock ownership plan, you may direct your vote without attending the Annual Meeting.

If you are a stockholder of record, you may vote by granting a proxy, as follows:

o	By Internet or Telephone—You may submit your proxy by following the instructions on the proxy card. If you vote in this way, you do not need to return your proxy card. The telephone and Internet voting procedures are designed to authenticate your identity as a stockholder, allow you to give your voting instructions and confirm that your instructions have been recorded properly. The deadline for telephone and Internet voting is 11:59 p.m. Eastern Daylight Saving Time on December 16, 2004.
o	By Mail—You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

If you shares are held in street name, you still may be able to vote your shares electronically by telephone or on the Internet. Please refer to the information on the voting instruction form forwarded to you by your bank, broker or other holder of record to see which voting options are available to you. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services that offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your broker, trustee, or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the meeting?

Even if you plan to attend the meeting, we encourage you to vote by telephone, Internet or mail so your vote will be counted if you later decide not to attend the meeting.

If you choose to vote at the Annual Meeting and:

o	you are a stockholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.
o	you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring your proxy card (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity to the meeting.

May I change my vote, or revoke my proxy?

Yes. Whether you have voted by mail, telephone or the Internet, you may change your vote and revoke your proxy by:

o	voting by telephone or the Internet at a later time,
o	submitting a properly signed proxy card with a later date,
o	voting in person at the Annual Meeting, or
o	sending a signed statement with a later date to that effect to Media Sciences International, Inc., Attn.: Corporate Secretary, 40 Boroline Road, Allendale, New Jersey 07401.

Who is soliciting the proxies?

The attached Proxy is solicited on behalf of our Board of Directors. We will bear the cost of soliciting proxies. Proxies may be solicited by certain of our directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, we may retain the services of one or more firms to assist in the solicitation of proxies, and may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors consists of seven members who will serve until the next Annual Meeting held in 2005 and until their respective successors are duly elected and qualified. We know of no reason why any nominee should be unable or unwilling to serve as a director. However, if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for such substitute nominees as management may designate.

Nominees

Nominees for re-election to the Board of Directors are as follows:

----------------  ---  -------------------------------------------  ----------------------
Name              Age  Position                                     Board Committees
----------------  ---  -------------------------------------------  ----------------------
Michael W. Levin  39   Chief Executive Officer, President and       Compensation Committee
                       Chairman of the Board
Frances Blanco    43   Vice President Marketing and Investor
                       Relations, Treasurer, and Director
Paul C. Baker     67   Director                                     Audit Committee,
                                                                    Compensation Committee
Edwin Ruzinsky    71   Director                                     Audit Committee
Donald Gunn       52   Director and Vice President of Engineering
Henry Royer       72   Director                                     Compensation Committee
Alan Bazaar       34   Director                                     Audit Committee
----------------  ---  -------------------------------------------  ----------------------

Required Votes

The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of Media Sciences International. Votes withheld and broker non-votes are not counted toward a nominee’s total.

The Board of Directors recommends a vote “FOR”
the election of each of the nominated directors.

Business Experience of Nominees

Michael W. Levin, Chief Executive Officer, President and Chairman of the Board:

Michael W. Levin has served as our Chief Executive Officer, President and Chairman of the Board since June 18, 1998. Mr. Levin serves on the compensation committee. Before June 1998, he had served as President, Treasurer, Secretary and Chairman of Media Sciences International’s predecessor, Cadapult Graphic Systems Inc. (“CGSI”) since 1987, when he founded CGSI while attending Lehigh University. He is responsible for a senior management team as well as merger and acquisition activity and corporate finance. In 2002, Mr. Levin was recognized in Business News New Jersey’s annual “40 under 40” issue, which profiles the state’s outstanding business leaders under the age of 40. He also was selected as the honorary annual fundraising chairman for the Children’s Cancer Research Fund of New York Medical College in 1999. In 1987, Mr. Levin graduated summa cum laude from Lehigh University, receiving a Bachelor of Science Degree in Mechanical Engineering.

Frances Blanco, Vice President of Marketing and Investor Relations, Treasurer, and Director:

Frances Blanco has served as our Vice President of Marketing and Investor Relations, Treasurer, and a Director since June 18, 1998. She also served as Secretary from June 18, 1998 through June 30, 2004. From 1993 to June 18, 1998, she served as Vice President of Marketing and Investor Relations, Treasurer, Secretary and a director of CGSI. Blanco manages all aspects of marketing, including brand identity, demand creation and vendor relationships for us as well as investor relations. From 1984 through 1989, Blanco was a Reseller Account Manager at Lotus, where she designed and implemented tactical channel programs. From August 1989 through June 1993, Blanco served as a Business Development Manager at Tektronix, Inc., where she was responsible for the development of color printing standards in strategic customers. She earned a Bachelor of Science degree in Marketing from Bentley College in 1982 and a Masters of Business Administration degree from Boston College in 1985.

Paul C. Baker, Director:

Paul C. Baker has served as a Director since June 18, 1998. Mr. Baker is the chairman of the Compensation committee and also serves on the audit committee. From 1986 to 2000 he was President of Sherwood Partners, Inc., a venture capital and management consulting company, which he founded, that focused on developing companies with high growth potential. From 2000 to present, he has been General Partner of PCB Associates, LLC which performs similar services. Prior to 1986, Baker held various management positions during 25 years of employment with American Cyanamid Co., including President of Cyanamid’s Shulton, Inc. subsidiary from 1977 to 1979 and Group Vice President of Cyanamid from 1979 to1984. Baker graduated from Lehigh University in 1959 and 1960 with degrees in Engineering and Liberal Arts and received his MBA degree from Fairleigh Dickinson University in 1963.

Edwin Ruzinsky, Director:

Mr. Ruzinsky has served as a Director since August 27, 1999 and is the chairman of the audit committee. He is a Certified Public Accountant and a Certified Management Consultant. Prior to his retirement on June 1, 1996 as a Partner in Deloitte Consulting LLC, a wholly-owned subsidiary of Deloitte & Touche LLP, he served for many years as the firm's National Director-Media Industry Services. He previously served Times Mirror Company as Vice President of Finance & Administration/Book Publishing Group and Parent's Magazine Enterprises, Inc. as Chief Accounting Officer. Mr.Ruzinsky continues serving as a member of the Pace University/Dyson School of Liberal Arts & Sciences/Master of Science in Publishing Advisory Board. He is currently a member of the Boards of Dowden Health Media, Inc., a provider of specialized publications and customized communication products for healthcare professionals and consumers, and of Gentis, Inc., engaged in the research and development of therapeutic products for the repair and regeneration of human tissues (such as cartilage tissue and intervertebral disc tissue) through the use of scaffolds that beneficially affect progenitor and other cells at the site of repair or regeneration.

Donald Gunn, Vice President of Engineering and Director:

Donald Gunn has served as a Director since December 23, 1999. Since December 13, 1999, he has served as Vice President of Engineering. Gunn manages product development and strategic major account relationships for Media Sciences. He founded ultraHue, Inc., a manufacturer of ink and toner products for computer printers in March 1996. He served as President and Chief Executive Officer of ultraHue until we acquired ultraHue on December 13, 1999. From June 1997 to November 1998, he served as the Western Sales Manager for Invention Machine Corporation, a Boston based provider of software designed to aid engineers in the development of engineering solutions. From August 1995 to May 1997, he worked as Regional Manager for the Pacific Northwest for 3D Systems, located in Valencia, California, a company that produces stereo lithography machines. From October 1987 to August 1995, he worked for the Color Printer Division of Tektronix, Inc., located in Wilsonville, Oregon, in various sales and marketing positions, including Major Account Manager and VAR Account Manager for the Western United States. From July 1986 to October 1987, he worked as a sales manager for Silma, Inc., located in Santa Clara, California, a company that produced software for industrial equipment. From January 1985 to June 1986, he was the Western Area Sales Manager for AAB Robotics, located in Fort Collins, Colorado, a company that produced equipment for the welding industry. He received a Bachelors of Science degree in Electrical Engineering from the University of Illinois in 1974.

Henry Royer, Director:

Henry Royer has served as a Director since December 23, 1999. Mr. Royer serves on the Compensation committee. From 1965 to 1983, Mr. Royer held several positions at First National Bank of Duluth, serving as Executive Vice President/Loans when he left First National Bank. He then joined The Merchants National Bank of Cedar Rapids, now named US Bank Cedar Rapids, N.A., where he served as Chairman and President until August 1994. From September 1994 through December 31, 1997, he served as the President and Chief Executive Officer of River City Bank, Sacramento, California. He served as an Independent Trustee of Berthel Growth & Income Trust I from its date of inception in 1995 through February 5, 1999, when he resigned to join Berthel Fisher & Company Planning Inc., and was elected President of Berthel Trust in July 1999. He was elected President of Berthel SBIC, LLC in August 1999. He currently serves as Chairman of the board of Cedar Rapids Bank and Trust and as a member of the board of QCRH a bank holding company. He also serves on various Boards of privately-held companies. He graduated in 1953 from Colorado College with a B.A. in Money and Banking.

Alan Bazaar, Director:

Alan Bazaar has served as a Director since June 30, 2004. He is a Certified Public Accountant. Mr. Bazaar is a Vice President and Portfolio Manager at Richard L. Scott Investments, LLC. His responsibilities include co-managing a public company portfolio for Richard L. Scott Investments, LLC, a value-oriented, family investment office, focused on both public and private equity investments. Mr. Bazaar performs all elements of due diligence on perspective investment companies. From 1995 to July 1999, Mr. Bazaar was with Arthur Andersen LLP. At Arthur Andersen, he worked for both the Assurance and Financial Buyer's Practices and in his last position he served as a Supervisory Senior Consultant in their Business Fraud and Investigation Services Unit. Mr. Bazaar graduated from Bucknell University in 1992 with a degree in History, and he received a MBA from New York University, Leonard N. Stern School of Business in 1997.

Other Information About Directors

None of the directors are directors of other reporting companies or are associated by family relationships. None of the directors during the past five years have been: involved in a bankruptcy petition or a pending criminal proceeding; convicted in a criminal proceeding excluding traffic and minor offenses; subject to any order, judgment, or decree, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Director Compensation

We have a compensation plan for our independent directors. Eligible outside directors are paid $5,000 per year, payable quarterly, for attendance at regular and special meetings and may be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and for other expenses incurred in their capacity as directors of Media Sciences International. Outside directors are granted five or ten year stock options under the incentive stock option plan to purchase 10,000 shares of common stock, exercisable at the fair market value on the date of appointment to the Board. Outside directors will also be granted, annually, additional stock options to purchase 5,000 shares of common stock.

Board Committees and Meetings

During the fiscal year that ended on June 30, 2004, the Board of Directors held five meetings. During this period, all of the directors serving on the Board at the time attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors. The Audit Committee met three times in connection with fiscal year 2004. The Compensation Committee met two times in connection with fiscal year 2004.

     Audit Committee

The Audit Committee acts under a written charter adopted by the Board of Directors. The charter may be viewed online at www.mediasciences.com. The function of the Audit Committee includes: reviewing internal financial information; monitoring cash flow; budget variances and credit arrangements; reviewing the audit program of Media Sciences International; reviewing with Media Sciences International’s independent registered public accounting firm the results of all audits upon their completion; annually selecting and recommending an independent registered public accounting firm; overseeing the quarterly unaudited reporting process; and, taking such other action as may be necessary to assure the adequacy and integrity of financial information distribution by Media Sciences International. Each member of the Audit Committee is independent, as defined under the American Stock Exchange’s listing standards. The Audit Committee consists of non-employee directors whom Media Sciences International has determined are free of any relationship that could influence their judgement as a committee member and are not affiliated with a major vendor to, or a customer of, Media Sciences International.

In connection with our fiscal year ended 2004, our Audit Committee consisted of: Edwin Ruzinsky and Paul Baker. Mr. Ruzinsky is a financial expert. Through the review of our 2003 fiscal year financials, our Audit Committee consisted of: Edwin Ruzinsky, Paul Baker and Sagiv Shiv, a former board member.

     Compensation Committee

The Compensation Committee acts under a written charter adopted by the Board of Directors. The charter may be viewed online at www.mediasciences.com. The function of the Compensation Committee is to make determinations concerning salaries and incentive compensation for our officers and employees.

The Compensation Committee has consisted of the following members of the Board of Directors: Paul Baker, Henry Royer and Michael W. Levin. The independent directors of the committee determined the compensation for the Chief Executive Officer and all other officers. In accordance with recent American Stock Exchange rules, prior to July 31, 2005, we intend to amend our Compensation Committee Charter to provide that the committee shall consist of at least three members of the Board, all of which are, in the business judgment of the Board, “independent” under the rules of the Sarbanes-Oxley Act and the American Stock Exchange.

     Nominating Committee

We presently do not have a separate nominating committee of the Board of Directors for the selection of directors, and do not have a written nominating committee charter. Actions in connection with the consideration of director candidates were performed by the entire Board of Directors. The Board did not have a separate nominating committee because the Board believed that the experience, discussion and input of all directors were valuable in the nomination process, particularly because the focus of the Company’s business has changed in the past five years. Director candidates have historically been identified by directors, officers, shareholders, and through business relationships. We have not operated with a written policy concerning the qualifications of candidates. Factors considered in the evaluation of candidates include a person’s occupation, work history, education, independence, business sophistication, financial and accounting acumen, familiarity with our business market, and other factors such as time commitment, personal litigation, community activities, and experience on other boards. We will consider director candidates recommended by security holders. Stockholders who wish to recommend candidates for director should submit such recommendations to the attention of the Board of Directors at our corporate office.

In 2004, the Board approved Alan Bazaar as a director to fill a vacancy. Mr. Bazaar was a candidate of a security holder, GFX Investments, LLC, an entity controlled by Richard L. Scott, which made a $1.25 million equity investment in Media Sciences International in 2004.

In accordance with recent American Stock Exchange rules, prior to July 31, 2005, we intend to adopt a Nomination Committee Charter and to provide that the committee shall consist of at least three members of the Board, all of which are, in the business judgment of the Board, “independent” under the rules of the Sarbanes-Oxley Act and the American Stock Exchange.

     Selection of Committee Members

Members of the Audit Committee and Compensation Committee are selected each year by our Board of Directors after our annual stockholders’ meeting. Selection to a committee of the Board of Directors is determined by the majority vote of the Board of Directors. The Board of Directors intends to elect incumbent directors who are re-elected to the Board of Directors to continue to serve on the committees they presently serve, except in circumstances where that is impractical or where American Stock Exchange rules or other applicable rules set a time limitation for service or other restriction.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees. The code may be viewed online at www.mediasciences.com.

Communications with Directors

Any stockholder wishing to communication with any of our directors regarding Media Sciences International may write to the director or directors at: c/o Denise Hawkins, Corporate Secretary, Media Sciences International, Inc., 40 Boroline Road, Allendale, New Jersey 07401. The Secretary will forward these communications directly to the director(s). The independent directors of the Board review and approve the stockholder’s communication process periodically to ensure effective communication with stockholders.

Director Attendance at Annual Stockholder Meetings

The Board has not adopted a policy regarding director attendance at the annual stockholder meeting. Directors are invited to attend. Directors Michael L. Levin and Frances Blanco attended last year’s annual meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the Company’s financial reporting process.

The Audit Committee acts under a written charter, first adopted and approved in fiscal year 2000. The Audit Committee held three meetings in 2004. The members of the Audit Committee are independent directors as defined by the Audit Committee charter and the rules of the American Stock Exchange.

Management has primary responsibility for the financial statements, the financial reporting process, and internal controls. The Company’s independent registered public accounting firm, J.H. Cohn LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended June 30, 2004 with management.

The Audit Committee has discussed with representatives of J.H. Cohn LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has received the written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with them their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Edwin Ruzinsky
Paul Baker

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth information concerning the annual and long-term compensation during our last three fiscal years of our Chief Executive Officer and all of our other officers (“Named Executive Officers”).

---------------------------         ----    ------------  -----------  -------------------  ----------------
                                                                       Long Term
                                                                       Compensation
                                         Annual Compensation           Awards
                                                                       Securities
                                                                       Underlying           All Other
Name and Principal Position         Year    Salary        Bonus        Options/SARS (#)     Compensation (a)
---------------------------         ----    ------------  -----------  -------------------  ----------------

Michael W. Levin                    2004    $200,000      $28,500                     0               $4,416
  Chief Executive Officer           2003    $150,000      $15,000 (b)           500,000 (c)           $2,593
  and President                     2002    $150,000      $15,000 (d)                 0               $2,625
Frances Blanco                      2004    $120,000      $ 3,500               100,000 (e)           $4,317
  Vice President and Treasurer      2003    $100,000      $15,000 (b)            25,000 (f)           $2,872
  and (former) Secretary            2002    $100,000      $15,000 (d)                 0               $2,787
Duncan Huyler                       2004    $120,000      $ 6,000               100,000 (e)           $3,418
  Vice President                    2003    $107,185      $ 8,000 (b)            25,000 (f)           $  888
                                    2002    $107,185      $ 8,000 (d)                 0               $  223
Duncan Yates                        2004    $130,000      $11,000                     0               $1,740
  Vice President                    2003    $116,845      $15,000 (b)            25,000 (f)           $  938
                                    2002    $118,184      $15,000 (d)                 0               $1,012
Donald Gunn                         2004    $100,000      $20,607                     0               $2,522
  Vice President                    2003    $ 90,833      $10,000                25,000 (f)           $2,087
                                    2002    $ 80,000      $     0                50,001 (g)           $1,510
Denise Hawkins                      2004    $ 64,890      $ 1,000                     0               $1,099
  Vice President                    2003    $ 51,731 (h)  $     0                     0               $  647
  (Principal Financial
  Officer) and Secretary
---------------------------         ----    ------------  -----------  -------------------  ----------------
(a)	Refers to our matching contribution under our 401(k) plan, and premiums for life insurance where the beneficiary is not the company.
(b)	Refers to bonus compensation, including deferred bonus of $15,000 for each of Levin, Blanco and Yates, and of $8,000 for Huyler.
(c)	Refers to stock options granted in June 2003, pursuant to an employment agreement effective as of July 1, 2003. The stock options are exercisable at $1.00 per share and expire in June 2008. Options to purchase 250,000 shares vested immediately and options to purchase an additional 250,000 shares vest ratably over the period July 1, 2003 through June 30, 2005. As of June 30, 2004, 375,000 options are vested.
(d)	Refers to bonus compensation, including deferred bonus of $7,500 for each of Levin, Blanco and Yates, and of $4,000 for Huyler.
(e)	On May 24, 2004, we issued to each of Frances Blanco and Duncan Huyler, stock options to purchase 100,000 shares of our common stock, of which 50,000 options vested on the grant date, and the remaining 50,000 options are subject to vesting over the period May 25, 2004 through May 24, 2006. The options are exercisable for ten years at $1.06 per share.
(f)	On April 7, 2003, we issued to each of Duncan Huyler, Frances Blanco, Duncan Yates and Donald Gunn, stock options to purchase 25,000 shares of common stock. The stock options vested on April 6, 2004 and are exercisable until April 5, 2008 at $0.50 per share.
(g)	Refers to stock options, granted in fiscal year 2000 and reissued in fiscal year 2002, to purchase 50,001 shares of our common stock, subject to vesting over a three year period, exercisable for five years at $1.27 per share.
(h)	Became an officer on February 12, 2003. Her reported fiscal year 2003 compensation covers the full fiscal year.

Stock Option Information

Option Grants in Fiscal 2004

The table below sets forth information concerning stock options granted during the fiscal year ended June 30, 2004 to the Named Executive Officers. The percentage of total stock options is based on 247,500 stock options granted to officers, directors, and employees during the 2004 fiscal year.

----------------  ----------  --------------  -----------  ----------
                  Number of
                  Securities  Percent of
                  Underlying  Total Options
                  Options     Granted to      Exercise of
                  Granted     Employees in    Base Price   Expiration
Name              (#)         Fiscal Year     ($/Sh)       Date
----------------  ----------  --------------  -----------  ----------
Frances Blanco       100,000             40%        $1.06     5-24-14
Duncan Huyler        100,000             40%        $1.06     5-24-14
----------------  ----------  --------------  -----------  ----------

Option Exercises in Fiscal 2004 and Year End Option Values

The following table sets forth information concerning the value of unexercised stock options at June 30, 2004 for the Named Executive Officers. The dollar values of the options was determined by multiplying the number of stock options by the difference between the fair market value of a share of common stock underlying an option and the exercise price of the option. Out-of-the-money options are reported as having a dollar value of $0. The last sale price of a share of our common stock on June 30, 2004 was $1.54, as reported by AMEX.

-----------------  -----------  --------  --------------------------  --------------------------
                   Number of
                   Shares                 Number of Unexercised         Value of Unexercised
                   Acquired     Value     Securities Underlying         In-the-Money Options
Name               on Exercise  Realized  Options at Fiscal Year End    at Fiscal Year End
                                          --------------------------  --------------------------
                                          Exercisable  Unexercisable  Exercisable  Unexercisable
-----------------  -----------  --------  -----------  -------------  -----------  -------------
Michael W. Levin             0         0      375,000        125,000     $202,500        $67,500
Frances Blanco               0         0       82,741         50,000     $ 52,245        $24,000
Duncan Huyler                0         0       84,265         50,000     $ 53,937        $24,000
Duncan Yates (a)         5,000    $2,250      145,430              0     $ 55,995        $     0
Donald Gunn                  0         0       75,001              0     $ 39,500        $     0
Denise Hawkins               0         0        6,668          3,334     $      0        $     0
-----------------  -----------  --------  -----------  -------------  -----------  -------------
(a)	Exercised 5,000 options on July 21, 2004. The value realized upon exercise was determined by market value per share of common stock on that date of $1.70 less the exercise price of options. At year end 2004, Yates held 17,000 out-of-the money options which are not included in the column of unexercised in-the-money options value.

Securities Authorized for Issuance under Equity Compensation Plans

                                        Number of securities to       Weighted average
                                        be issued upon exercise       exercise price of        Number of securities
                                        of outstanding options,     outstanding options,     remaining available for
            Plan category                 warrants and rights        warrants and rights         future issuance
            -------------                 -------------------        -------------------         ---------------

Equity compensation plans approved by          1,087,156                        $1.01                 132,844
securities holders

Equity compensation plans not                  2,544,002                        $3.26                       0
approved by security holders

Total                                          3,631,158                        $2.58                 132,844

Plans in the Shareholder Approved Category

Under our incentive stock option plan for employees, directors and consultants, which was adopted by our Board of Directors and approved by our shareholders on August 10, 1998, we reserved 500,000 shares of our common stock for issuance pursuant to exercises of incentive stock options. An incentive stock option entitles the holder to purchase a share of our common stock at a purchase price equal to the fair market value of the common stock on the day of grant. As of June 30, 2004, we have outstanding incentive stock options to purchase 367,156 shares of common stock, exercisable, subject to vesting, for five or ten years from the date of grant, at prices of $0.43 to $4.00 per share.

Pursuant to an oral employment agreement effective as of July 2000, and as amended September 7, 2000, we issued to Duncan Yates stock options, which were reissued on May 6, 2001, to purchase up to 100,000 shares of common stock, of which stock options to acquire 50,000 shares vested immediately and stock options to acquire an additional 50,000 shares are subject to vesting upon us attaining certain specified corporate milestones, exercisable for five years at $1.25 per share. As of June 30, 2003, all 100,000 options are exercisable. In June 2004, Mr. Yates exercised options to purchase 5,000 shares at $1.25 per share and sold these shares into the open market at $1.70 per share.

On April 7, 2003, we issued to each of Duncan Huyler, Frances Blanco, Duncan Yates, Donald Gunn and Randy Hooker, stock options to purchase 25,000 shares of common stock. The stock options vest on April 6, 2004 and are exercisable until April 5, 2008 at $0.50 per share.

In June 2003, we issued to Michael Levin stock options to purchase up to 500,000 shares of common stock, exercisable at $1.00 per share and expiring in June 2008. Options to purchase 250,000 shares vested immediately and options to purchase an additional 250,000 shares vest ratably over the period July 1, 2003 through June 30, 2005.

Plans Not in the Shareholder Approved Category

On December 13, 1999, we issued to each of Donald Gunn and another employee, stock options which were reissued on December 14, 2001, to purchase 50,001 shares of our common stock, subject to vesting over a three year period, exercisable for five years at $1.27 per share. As of June 30, 2003, all 100,002 options are exercisable.

From October 1999 to March 10, 2000, we conducted a private placement of 550,000 units of our securities and raised gross proceeds of approximately $5,500,000. Each unit consisted of one share of convertible preferred stock and a warrant, exercisable for five years at $4.50 per share, to purchase two shares of common stock. In connection with the private placement, we issued to the investors and consultants, including the placement agent and members of the selling group, an aggregate of 550,000 shares of preferred stock and 1,956,500 warrants, exercisable for five years, to purchase shares of common stock, as follows: 15,000 shares at $3.00 per share; 40,000 shares at $3.75 per share; 15,000 shares at $4.00 per share; 550,000 shares at $3.75 per share; 236,500 shares at $1.65 per share; and 1,100,000 shares at $4.50 per share.

On May 31, 2001, we issued warrants to purchase up to 200,000 shares of our common stock exercisable for five years at $1.00 per share in consideration for consulting services. In July 2004, three warrant holders exercised their warrants to purchase 25,000 shares each at $1.00 per share.

On June 14, 2002, in connection with the issuance of short-term promissory notes, we issued warrants to purchase up to 87,500 shares of our common stock exercisable for five years at $1.00 per share.

On May 24, 2004, we issued to two of our management level employees, Frances Blanco and Duncan Huyler, options to purchase 100,000 shares of our common stock, of which 50,000 options vested on the grant date, and the remaining 50,000 options are subject to vesting over the period May 25, 2004 through May 24, 2006. The options are exercisable for ten years at $1.06 per share.

Employment Agreement with Named Executive Officer

Michael W. Levin serves as our Chief Executive Officer and President pursuant to a five-year employment agreement that began as of July 1, 2003. His current annual salary for fiscal year 2004 is to be $200,000. We granted him 500,000 five-year stock options to purchase 500,000 shares of common stock. The exercise price for the stock options is $1.00 per share. Stock options to purchase 250,000 shares vested immediately, additional stock options to purchase 125,000 shares vested on June 30, 2004, and the remaining 125,000 stock options are to vest ratably over the period July 1, 2004 through June 30, 2005. These stock options are cumulative and are subject to anti-dilution rights.

He is also entitled to receive:

o	death benefits of $100,000;
o	a fifteen-year term life insurance policy for $2,000,000;
o	a luxury automobile;
o	reimbursement for reasonable travel and other business related expenses;
o	six weeks vacation;
o	medical and dental insurance; and
o	participation in any employee plan, perquisite and other benefits made available to Media Sciences’ employees or management in general.

We may also award him an annual performance bonus or other bonus as determined by the Board of Directors.

We may also award him an annual performance bonus or other bonus as determined by the Board of Directors.

If we undergo a “change of control”, we must pay him an amount equal to 290% of his base compensation. He has the right to terminate his employment if we undergo a change in control. As defined in his employment agreement, a change of control refers to:

o	a change in our ownership or management that is required to be reported under the federal securities laws;
o	the acquisition, other than directly from Media Sciences, of 25% or more of our common stock or our voting securities by persons other than Media Sciences or Levin;
o	a change in a majority of the current Board of Directors, excluding a Board approved change that does not result from a proxy contest;
o	a reorganization, merger, consolidation or sale of substantially all of our assets, after which our shareholders do not own, in the same proportion, more than 50% of the voting power, after which a majority of the board of directors changes, and after which a new shareholder beneficially owns 25% or more of the voting power; or
o	shareholder approval of our liquidation or dissolution.

The employment agreement provides for termination for cause.

Stock Option Plan

Under our incentive stock option plan for employees, which was adopted by our Board of Directors and approved by our shareholders in 1998, we reserved 500,000 shares of our common stock for issuance pursuant to exercises of incentive stock options. An incentive stock option entitles the holder to purchase a share of our common stock at a purchase price equal to the fair market value of the common stock on the day of grant. During the year ended June 30, 2004, no stock options granted under this stock option plan were exercised. As of June 30, 2004, we had outstanding stock options to purchase 367,156 shares of common stock, exercisable, subject to vesting, for five or ten years from the date of grant at prices of $0.43 to $4.00. If we undergo a “change of control,” the incentive based stock options shall vest immediately.

Employee Profit Sharing Plan

We have a tax-qualified employee paired profit sharing plan sponsored by Scudder Financial Services, Inc. This 401(k) plan covers all of our employees that have been employed for at least six months and meet other age and eligibility requirements. Under the 401(k) plan, employees may choose to reduce their current compensation by up to 15% each year and have that amount contributed to the 401(k) plan. We make matching contributions equal to 25% of the employee’s contribution. In our discretion, we may contribute unmatched contributions. The 401(k) plan qualifies under Section 401 of the Internal Revenue Code, so that we can deduct contributions by employees or by us. Employee contributions to the 401(k) plan are fully vested at all times, and our contributions, if any, vest at the rate of 25% after two years and after two years at the rate of 25% a year until fully vested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Media Sciences International’s executive officers, directors, and persons who beneficially own more than ten percent of Media Sciences International’s common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Media Sciences International’s common stock. Such persons are also required by Securities and Exchange Commission regulations to furnish Media Sciences International with copies of all such Section 16(a) forms filed by such person. Based solely on a review of the copies of such reports furnished to Media Sciences International, Media Sciences International is not aware of any material delinquencies in the filing of such reports, except as described below.

In connection with the obligation to make online filings commencing in 2003, officers and directors experienced delays in obtaining their respective initial Edgar filings codes, and, accordingly, were unable to file certain reports timely. These reports included the following:

o	On August 18, 2003, Frances Blanco filed a Form 5 reporting the acquisition of employee stock options granted on April 7, 2003.
o	On August 21, 2003, Duncan Huyler filed a Form 5 reporting the acquisition of employee stock options granted on April 7, 2003.
o	On August 21, 2003, Duncan Yates filed a Form 5 reporting the acquisition of employee stock options granted on April 7, 2003.
o	On August 25, 2003, Donald Gunn filed a Form 5 reporting the acquisition of employee stock options granted on April 6, 2003.
o	On August 25, 2003, Sagiv Shai, a former director, filed a Form 5 reporting the acquisition of stock options granted as director compensation on January 21, 2003.
o	On September 9, 2003, Michael Levin filed a Form 5 reporting the acquisition of employee stock options granted as of June 27, 2003.
o	On November 14, 2003, each of Paul Baker and Edwin Ruzinsky filed a Form 5 reporting the acquisition of stock options granted as director compensation on May 6, 2003.

Other untimely filings included the following:

o	On February 12, 2004, Berthel SBIC LLC filed a Form 4 reporting the acquisition of stock options granted in connection with director compensation on February 10, 2004.
o	On February 26, 2004, Sagiv Shai, a former director, filed a Form 4 reporting the acquisition of stock options granted as director compensation on February 10, 2004.
o	On July 7, 2004, Duncan Yates filed a Form 4 reporting the exercise of stock options and the sale of the underlying shares transacted on July 21, 2004. The reason for the late filing was the delay in obtaining replacement Edgar filing codes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Between August 2000 and September 2003, we borrowed an aggregate of $450,000 from Michael W. Levin, our President. The funds were used for general corporate purposes. The debt was structured through two notes payable. The first note, in the amount of $255,000, bore an interest rate of 10% per annum and was payable in monthly installments of interest only through May 2004. The second note, in the amount of $195,000, bore an interest rate of 20% per annum and was payable in monthly installments of interest only through May 2005. In January 2004, Mr. Levin, voluntarily reduced the interest rate on the loan due May 2005 to 10%. We repaid both loans in May and June 2004. There is no representation or assurance made that Mr. Levin will make any further loans to us.

The terms of loans from our officers, directors, and others having relationships with our officers and directors were determined by the Board of Directors in light of our financial condition, the terms of previous borrowings from such persons, and the terms on which short-term loans were available from public resources. The terms of these loans were deemed fair to the company and viewed as arm’s length transactions. There are no ongoing contractual or other commitments with any of these persons resulting from these transactions, and there is no representation or assurances made that any of these persons will make any further loans to us.

On June 5, 2001, we issued a $400,000 promissory note and warrants to purchase up to 200,000 shares of our common stock at $1.00 per share to Consonant Services Group. The note matured on June 5, 2003 and bore a simple interest at the rate of 12% per year. The note was secured by a security agreement which covered all corporate assets. Two members of this investor group were persons who bear the following relationships with Media Sciences International or with our officers and directors: Paul Baker is a director of Media Sciences International and Mitchell Baker is the son of Paul Baker. On June 5, 2003, we repaid the $400,000 note due to the Consonant Services Group, through the issuance of eight, $50,000 promissory notes, due on June 5, 2005 and carrying a 20% interest rate, to the eight individuals comprising the Consonant Services Group. These notes were unsecured. In June 2004, we repaid these notes after securing a one year, $400,000 term loan from our bank, carrying an interest rate of the banks base rate plus 2%. At June 30, 2004, the interest rate on this term loan was 6%. In July 2004, three warrant holders exercised a total of 75,000 warrants for proceeds to the Company of $75,000.

On June 14, 2002, we issued short-term promissory notes aggregating $175,000 and warrants to purchase up to 87,500 shares of our common stock exercisable for five years at $1.00 per share to seven note holders: Paul Levin, Frank and Edna Blanco, Nathan D. Watters, Adam H. Watters, Mitchell Baker, Esther Baker, and Harold and Marsha Kugelman. The notes matured in December 2002 and bore simple interest at the rate of 12% per year. In December 2002, we repaid the $175,000 borrowed in June through cash principal payments of $75,000 and through the issuance of new, one-year notes aggregating $100,000 and bearing simple interest of 20%, payable quarterly. In December 2003, we repaid the notes in full. The note holders were persons who bear the following relationships with Media Sciences International or with our officers and directors: Paul Levin is the father of Michael W. Levin, President and Chairman of Media Sciences International; Frank and Edna Blanco are the parents of Frances Blanco, Vice President and a director of Media Sciences International; Mitchell Baker is the son of Paul Baker, a director of Media Sciences International; and Esther Baker is the wife of Paul Baker.

On September 24, 2002, we granted options to purchase 5,000 shares of common stock, exercisable for ten years at $0.65 per share to each of Paul Baker, Berthel SBIC, and Ed Ruzinsky in connection with their services on the Board of Directors.

In October 2002, we borrowed $100,000 at a 23% interest rate, with interest due monthly, from Paul Baker, a director of Media Sciences International. This loan matured in, and was repaid in, October 2003.

On November 19, 2002, Edwin Ruzinsky purchased 10,000 shares of Media Sciences International common stock for $6,500 in the open market.

In December 2002, we borrowed $25,000 at a 23% interest rate, with interest due monthly, from Duncan Yates, an officer. This loan matured in and was repaid in December 2003.

On January 1, 2003, we granted options to purchase 10,000 shares of common stock, exercisable for ten years at $0.60 per share to Sagiv Shiv in connection with his services on the Board of Directors.

On April 7, 2003, we issued to each of Duncan Huyler, Frances Blanco, Duncan Yates and Donald Gunn, stock options to purchase 25,000 shares of common stock. The stock options vested on April 6, 2004 and are exercisable until April 5, 2008 at $0.50 per share.

On May 6, 2003, we granted options to purchase 10,000 shares of common stock, exercisable for ten years at $0.43 per share, to each of Paul Baker and Ed Ruzinsky in connection with their services on the Board of Directors.

In June 2003, pursuant to an employment agreement effective as of July 1, 2003, we issued to Michael Levin stock options to purchase up to 500,000 shares of common stock, exercisable at $1.00 per share and expiring in June 2008. Options to purchase 250,000 shares vested immediately, options to purchase an additional 125,000 shares vested on June 30, 2004, and options to purchase an additional 125,000 shares are to vest ratably over the period July 1, 2004 through June 30, 2005.

On February 10, 2004, we granted options to purchase 5,000 shares of common stock, exercisable for ten years at $0.85 per share to each of Paul Baker, Ed Ruzinsky, Berthal SBIC and Sagiv Shiv in connection with their services on the Board of Directors.

On January 16, 2004, Denise Hawkins purchased 500 shares in the open market for $530.

On May 11, 2004, Michael Levin gifted an aggregate of 22,000 shares to his minor children.

On May 11, 2004, Shiv Sagiv resigned from our board of directors due to personal reasons.

On May 24, 2004, we issued to each of Frances Blanco and Duncan Huyler stock options to purchase 100,000 shares of our common stock, of which 50,000 options vested on the grant date, and the remaining 50,000 options are subject to vesting over the period May 25, 2004 through May 24, 2006. The options are exercisable for ten years at $1.06 per share.

On June 21, 2004, Duncan Yates exercised 5,000 stock options at $1.25 per share, and sold 5,000 shares of common stock in the open market at $1.70 per share.

On June 30, 2004, we sold 1,000,000 shares of common stock to GFX Investments, LLC, an entity controlled by Richard L. Scott, for $1.25 million. In conjunction with the investment, we agreed to appoint a nominee of GFX Investments, Alan Bazaar, Vice President and Portfolio Manager for Richard L. Scott Investments, LLC, to our board of directors, and we granted Mr. Scott 10,000 stock options, exercisable at $1.69 per share for five years in connection with Board of Directors services. At various times between March 17, 2004 and May 21, 2004, Mr. Scott, through entities controlled by him, purchased an aggregate of 823,750 shares in the open market, at prices of $1.07 to $1.36 per share, for an aggregate purchase price of $982,513. On June 3, 2004, the Frances Annette Scott Revocable Trust, of which Mr. Scott’s spouse is the trustee, purchased 6,000 shares in the open market for $6,735.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

The table below sets forth, as of November 1, 2004, the shares of our common stock beneficially owned by each person known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock, except that the security ownership of management is provided in a separate table. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below. As of November 1, 2004, we had 9,935,710 shares of common stock issued and outstanding.

All persons named in the table have the sole voting and dispositive power with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of stock options and warrants are listed separately. For each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

----------------------------------------  -------------------    -----------------   --------
                                                                 Additional Shares
Name and Address                          Amount and Nature      Acquirable Within   Percent
of Beneficial Owner                       of Beneficial Owner    60 days             of Class
----------------------------------------  -------------------    -----------------   --------
Berthel SBIC, LLC (a)                               1,112,797              353,000      14.2%
  100 Second Street SE,
  Cedar Rapids, Iowa 52407
Richard L. Scott (b)                                1,829,750               10,000      18.5%
100 First Stamford Place
Stamford, Ct. 06902
----------------------------------------  -------------------    -----------------   --------
(a)	The beneficial owners of Berthel SBIC are: Thomas J. Berthel, Chief Executive Officer and Chairman; Ronald O. Brendengen, Chief Financial Officer and Chief Operation Officer; Henry Royer, President; Leslie D. Smith, Secretary; and Julie K. Driscoll, Assistant Secretary.
(b)	Holds the securities through different entities, including GFX Investments, LLC, for which he is the beneficial owner. Includes 6,000 shares purchased by the Frances Annette Scott Revocable Trust, of which his spouse is the trustee.

Security Ownership of Management

The table below sets forth, as of November 1, 2004, the shares of our common stock beneficially owned by each of our officers and directors, and by all of our officers and directors as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below. As of November 1, 2004, we had 9,935,710 shares of common stock issued and outstanding.

All persons named in the table have the sole voting and dispositive power with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of stock options and warrants are listed separately. For each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

The address of each of the persons named in the table is c/o Media Sciences International, Inc., 40 Boroline Road, Allendale, New Jersey 07401, unless otherwise indicated.

----------------------------------------  -------------------    -----------------   --------
                                                                 Additional Shares
Name and Address                          Amount and Nature      Acquirable Within   Percent
of Beneficial Owner                       of Beneficial Owner    60 days             of Class
----------------------------------------  -------------------    -----------------   --------
Michael W. Levin (a)                                1,518,450         375,000           18.4%
Frances Blanco                                         40,775         132,741  (b)       1.7%
Duncan Huyler                                          40,775         134,265  (b)       1.7%
Duncan Yates                                           20,300         145,430  (b)       1.6%
Denise Hawkins                                            500          10,002  (c)       0.1%
Paul Baker                                             67,500         100,500  (d)       1.7%
Edwin Ruzinsky                                         20,000          40,000            0.6%
Donald Gunn                                            25,000          75,001  (b)       1.0%
Henry Royer (e)                                     1,112,797         353,000           14.2%
   c/o Berthel SBIC
   100 Second Street SE
   Cedar Rapids, Iowa 52407
Alan L. Bazaar (f)                                          0               0              0%
   c/o Richard L. Scott Investments, LLC
   100 First Stamford Place
   Stamford, Ct. 06902
----------------------------------------  -------------------    -----------------   --------
All present officers and directors
as a group (10 persons)                             2,846,097       1,365,939           37.3%
----------------------------------------  -------------------    -----------------   --------
(a)	Includes 120,000 shares owned by his minor children. Does not include stock options, scheduled to vest ratably over the period July 1, 2004 through June 30, 2005, exercisable into 125,000 shares.
(b)	Includes 50,000 stock options, scheduled to vest ratably from May 24, 2004 through May 24, 2006. The underlying 50,000 shares are included as shares for resale pursuant to this prospectus.
(c)	Includes 3,334 shares acquirable upon vesting of stock options scheduled to vest on July 15, 2004.
(d)	Includes beneficial ownership of warrants held by spouse to purchase 12,500 shares of common stock, expiring on June 12, 2007.
(e)	Henry Royer's reported beneficial ownership refers to the beneficial ownership of Berthel SBIC.
(f)	Alan Bazaar disclaims beneficial ownership of shares beneficially owned by Richard L. Scott or entities affiliated with Richard L. Scott, for which Mr. Scott is the beneficial owner.

Changes in Control

We do not have any arrangements that may result in a change in control.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

J.H. Cohn LLP audited our financial statements for the fiscal year ended June 30, 2004. J.H. Cohn LLP has advised us that J.H. Cohn LLP has no direct or indirect financial interest in Media Sciences International or in any of its present or former subsidiaries, and that J.H. Cohn LLP has had, during the last three years, no connection with Media Sciences International or any of our present or former subsidiaries or affiliates other than as independent registered public accounting firm and related activities. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if the representative desires to speak, and will be available to respond to appropriate questions of stockholders.

Wiss & Company LLP audited our financial statements for our fiscal year ended June 30, 2003. Wiss & Company had been our principal independent accountant since about June 1998. In 2003, Wiss & Company informed us that they decided to discontinue providing audit services to publicly-held companies registered with the United States Securities and Exchange Commission and to exit the practice area. In 2004, we requested Wiss & Company to stand for re-election as our principal independent accountant and to continue to perform audit services for us in connection with our 2004 fiscal quarters until we had the opportunity to select and obtain new independent registered public accounting firm in connection with our June 30, 2004 fiscal year end, and Wiss & Company agreed to do so. On February 10, 2004, we engaged J.H. Cohn LLP as our principal independent registered public accounting firm, and the services of Wiss & Company as our principal independent accountant were concluded. The change in accountants was necessitated by the decision of Wiss & Company to exit the SEC practice area. Our Audit Committee, and our Board of Directors, approved the selection of J.H. Cohn LLP as our principal independent registered public accounting firm. We did not previously consult with J.H. Cohn LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue.

Wiss & Company’s reports on our financial statements for the years ended April 30, 1998, June 30, 1999, June 30, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, and all subsequent interim periods through the termination date of February 10, 2004, were not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Wiss & Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Wiss & Company’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

The Audit Committee reviews audit and non-audit services performed by J.H. Cohn LLP as well as the fees charged by J.H. Cohn LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence. The Audit Committee has determined that the provision of non-audit services by J.H. Cohn LLP is compatible with maintaining its independence.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

Fees for audit services provided by J.H. Cohn LLP, our current principal independent registered public accounting firm, during the year ended June 30, 2004 was $11,315. Fees for audit services provided by Wiss & Company, LLP, our former principal accountant, during the years ended June 30, 2003 and 2004 were $46,624 and $11,710, respectively.

Audit services consisted primarily of the annual audits, review of our financial statements, and services that are normally provided by our accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

There were no fees billed for services reasonably related to the performance of the audit or review of our financial statements outside of those fees disclosed above under the caption Audit Fees for fiscal years ended June 30, 2003 and 2004.

Tax Fees

Fees for tax services provided by J.H. Cohn LLP, our current principal independent registered public accounting firm, during the year ended June 30, 2004 was $1,172. Such services were pre-approved by the Audit Committee. Fees for tax services provided by Wiss & Company, LLP, our former principal accountant, during the years ended June 30, 2003 and 2004 were $9,153 and $7,895, respectively.

Tax services related primarily to the preparation of company tax filings with regulatory agencies.

All Other Fees

There were no other fees billed for services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. All services performed in 2004 were pre-approved.

DESCRIPTION OF OUR SECURITIES

Common Stock

The holders of the common stock are entitled to cast one vote for each share held of record on all matters presented to stockholders. The holders of common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares voting for the election of our directors can elect all of the directors, and in such an event, the holders of the remaining shares will be unable to elect any of our directors. Our certificate of incorporation does not provide that the holders of common stock have any preemptive right.

The holders of the outstanding shares of common stock are entitled to receive dividends out of assets legally available at such times and in such amounts as the Board of Directors may from time to time determine, subject to the rights of the holders of our preferred stock. Upon our liquidation, dissolution, or winding up, the assets legally available for distribution to the stockholders will be distributed equally among the holders of the shares, subject to the rights of the holders of our preferred stock.

Preferred Stock

Our Certificate of Incorporation allows our Board of Directors to issue shares of preferred stock in one or more series. The Board can fix for each series, voting powers, designations, preferences and relative, participating, or other special rights to the extent permissible under the Delaware General Corporation Law. The Board has designated 1,000,000 shares as series A preferred stock. The Board, without a vote of the series A preferred stock holders, can increase the number of authorized series A preferred stock above the number of shares of series A preferred stock actually outstanding at any time.

The preferred stock does not carry voting rights.

Our series A preferred stock is convertible into shares of common stock. The holder can convert its series A preferred stock into shares of common stock beginning 30 days after the date of issuance. One share of preferred stock is presently convertible into five shares of common stock. The conversion rate is subject to a further adjustment on December 13, 2003. At that adjusted conversion rate, the number of shares of common stock receivable upon conversion shall equal $10 divided by 75% of the average bid price of our common stock during the 90 days preceding December 13, 2003, with a maximum conversion rate of one share of series A preferred stock into five shares of common stock.

While we have series A preferred stock outstanding, we will not materially and adversely alter the rights of the series A preferred stock without the consent of a majority of the series A preferred stock holders. Under certain circumstances, we can redeem the shares of series A preferred stock for $15.00 per share, plus all accrued and unpaid dividends. If we liquidate, wind-up or dissolve, we will pay to the holder, for each share of series A preferred stock, the sum of $10 plus unpaid dividends out of our available assets. Once paid, the holders of series A preferred stock will have no right or claim to any of the remaining assets of our company. If our assets are not enough to pay them, then the holders of series A preferred stock shall share ratably in such distribution of assets.

Dividends

We have never declared any cash dividends on our common stock. Future cash dividends on the common stock, if any, will be at the discretion of our Board of Directors and will depend on our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions, and other factors that the Board of Directors may consider important.

No shares of series A preferred stock are presently outstanding. Prior to January 1, 2004, we had shares of series A preferred stock issued and outstanding. Our series A preferred stock carried a fixed dividend at an annual rate of 11.5%. Dividends were to be paid each quarter in arrears. The first dividend payment occurred on January 1, 2000. The certificate of designation for the series A preferred stock provided that unless and until we have fully paid all dividends on the outstanding shares of series A preferred stock, we would not to declare or pay cash dividends, or distribute or set aside assets, for any of our other securities. Further, the certificate of designation for the series A preferred stock provided that we may not pay dividends if payment of dividends would violate certain financial criteria of our senior lending agreement with a financial institution.

Our senior lending agreement with a financial institution restricts the payment of dividends if certain financial conditions are not met. Under the senior lending agreement, we are required to maintain a certain level of tangible capital funds. Tangible capital funds is defined as the sum of stockholders’ equity, plus subordinated debt, plus dividends payable, minus intangibles and loans to stockholders, employees, other related parties. The lender sets the level of tangible capital funds that we are required to maintain. For June 30, 2004, September 30, 2004, December 31, 2004, and March 31, 2005, the minimum levels were set at $500,000, $600,000, $700,00 and $800,000. Additionally, under the senior lending agreement, we are required to maintain a debt service coverage ratio of not less than 1.2 to 1 for the quarter ending September 30, 2004 and of not less than 1.35 to 1 for the quarters ending thereafter. The ratio is determined on a quarterly basis, considering net income plus interest expense, tax expense, depreciation and amortization expense, less, the sum of dividends actually paid, unfunded capital expenditures and taxes actually paid, divided by the sum of the current portion of long term debt actually paid, any unscheduled debt payments, and interest expense actually paid.

We do not pay, but we do accrue, dividends if payment would violate the terms of the senior lending agreement. As of June 30, 2004, we are not in default of the financial restrictions of the senior lending agreement that prohibits the payment of dividends. As of June 30, 2003, and as of September 30, 2003, payment of all accrued but unpaid dividends would have violated the tangible capital funds level and the debt service coverage ratio that we are required to maintain under the senior lending agreement. We qualified to recommence the payment of dividends on or about January 1, 2004.

In connection with our fiscal years ended June 30, 2002 and June 30, 2003 and through the quarter ended March 31, 2004, we paid or accrued dividends on our series A preferred stock as follows:

o	in the year ended June 30, 2002, we accrued $577,476 of stock dividends and paid dividends totaling $52,039 through issuance of 53,558 shares of common stock valued at $0.95 to $1.10 per share, and as of June 30, 2002, we had $113,849 in dividends accrued and unpaid;
o	in the year ended June 30, 2003, we accrued $586,059 of stock dividends and paid dividends totaling $43,556 through issuance of 45,847 shares of common stock valued at $0.95 per share, and as of June 30, 2003, we had $699,919 in dividends accrued and unpaid;
o	in the three months ended September 30, 2003, we accrued $157,406 in dividends; and, as of September 30, 2003, an aggregate of $857,325 in dividends remained accrued and unpaid; and
o	in 2004, we paid an aggregate of $66,125 in accrued dividends.

As of June 30, 2004, we do not have any unpaid or accrued dividends on our preferred stock or other securities.

PROPOSAL NO. 2
TO VOTE UPON THE RATIFICATION OF
THE ISSUANCES OF EMPLOYMENT-ISSUED STOCK OPTIONS
FOR 200,000 SHARES OF COMMON STOCK

Through this proposal, we are asking our stockholders, for purposes of complying with the American Stock Exchange (“AMEX”) rules, to ratify the issuances of stock options exercisable into 200,000 shares of common stock granted to two officers in the course of employment terms, and not issued pursuant to the Media Sciences International’s Incentive Stock Option Plan.

The purpose of ratification is to comply with the rules of the American Stock Exchange, to the extent applicable. Section 711 of AMEX’s Company Guide requires us to obtain shareholder approval for stock options granted or to be granted to officers, directors or key employees, regardless of whether or not such authorization is required by law or by the company’s charter, unless the issuance qualifies under a specified exception.

The Board believes that the approval of the stock plans is in the best interests of the Company and its stockholders, as stock plans are an important factor in attracting, motivating and retaining qualified employees who will be essential to the success of the Company.

In order to comply with AMEX rules, we are requesting that you ratify the issuances described below.

New Plan Benefits

The table below summarizes stock options granted to executive officers and non-executive management level employees in connection with employment, and not issued pursuant to previously shareholder-approved equity compensation plans, during fiscal year ended 2004. The dollar values of the options was determined by multiplying the number of stock options by the difference between the fair market value of a share of common stock underlying an option and the exercise price of the option. The last sale price of a share of our common stock on June 30, 2004 was $1.54, as reported by AMEX.

Name and Position                        Dollar Value ($)    Number of Options
-----------------                        ----------------    -----------------

Michael W. Levin, CEO                         $     0                   0
Frances Blanco, Vice President                $48,000             100,000
Duncan Huyler, Vice President                 $48,000             100,000
Executive Group                               $96,000             200,000
Non-Executive Director Group                  $     0                   0
Non-Executive Officer Employee Group          $     0                   0

On May 24, 2004, in connection with employment services, we issued to each of Frances Blanco and Duncan Huyler stock options to purchase 100,000 shares of our common stock. For each of Frances Blanco and Duncan Huyler, stock options to acquire 50,000 shares were deemed vested on the grant date, and the remaining 50,000 options are subject to vesting over the period May 25, 2004 through May 24, 2006. The options are exercisable at $1.06 per share and expire on May 24, 2014.

The stock options are nonqualified stock options. In general, a holder to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the holder will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price of the nonqualified option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the holder in the year the holder recognized ordinary income, subject to the limitations of Section 162(m) of the Code. The Company is required to withhold certain income taxes from persons upon exercise of nonqualified options. The Company will be entitled to a business expense deduction for both financial statement and for federal income tax purposes equal to the ordinary income recognized by the holder in the year the person recognizes ordinary income from the exercise of nonqualified options.

Required Vote

The affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal is required to ratify the issuances in connection with employment-issued stock options for purposes of satisfying AMEX additional share listing requirements, if required.

The Board of Directors recommends a vote “FOR”
the vote for the ratification of,
the issuance of 200,000 employment-issued stock options.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2005.

Although stockholder action in this matter is not required, the Board of Directors believes that it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by independent registered public accounting firm in maintaining the integrity of our financial controls and reporting. If our stockholders fail to ratify the appointment, the Board of Directors will reconsider the selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Board of Directors determines that such a change would be in the best interests of Media Sciences International and our stockholders.

Required Vote

The affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal is required to ratify the appointment of the independent registered public accounting firm.

The Board of Directors recommends a vote “FOR”
the ratification of the selection of J.H. Cohn LLP.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in our next Annual Meeting and related proxy materials must be received by July 22, 2005. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s Proxy Statement. Proposals for inclusion in our Proxy Statement or for presentation at the Annual Meeting must be submitted to us in writing at c/o Media Sciences International, Inc., 40 Boroline Road, Allendale, New Jersey 07401, Attention: Secretary. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. We did not receive any stockholder proposals in connection with this Proxy Statement and our Annual Meeting.

ANNUAL REPORT

We will mail without charge, upon written request, a copy of our annual report on Form 10-KSB, including the financial statements, schedules, and list of exhibits. Requests should be sent to: Media Sciences International, Inc., 40 Boroline Road, Allendale, New Jersey 07401, Attn.: Investor Relations.

FINANCIAL STATEMENTS

Our audited consolidated financial statements for the fiscal year ended June 30, 2004 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations are included in our Form 10-KSB and are incorporated by herein by reference.

OTHER ACTION AT MEETING

Our Board of Directors knows of no other matters, except the proposals in this Proxy Statement, for stockholder action at the Special Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements, the Board of Directors intends that the stockholders at the meeting will vote upon such matters in accordance with their best judgment.

By order of the Board of Directors /s/ Denise Hawkins Denise Hawkins, Secretary

Allendale, New Jersey
November 17, 2004

All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or to vote electronically via the Internet or telephone. Thank you for your prompt attention to this matter.

[FORM OF PROXY]

PROXY

MEDIA SCIENCES INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MEDIA SCIENCES INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 17, 2004 at 1:00 P.M. EST.

All stockholders are cordially invited to attend the annual meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if he or she has returned a proxy.

In order to assure your representation at the meeting, you are requested to complete, sign and date this proxy card as promptly as possible and return it in the enclosed envelope.

The undersigned stockholder of MEDIA SCIENCES INTERNATIONAL, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 17, 2004, and hereby appoints Denise Hawkins, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of MEDIA SCIENCES INTERNATIONAL, INC. to be held on December 17, 2004 at 1:00 P.M., local time, at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 and at any adjournment(s) thereof and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on all the matters set forth on the right side. The Proxies are authorized to vote in their discretion upon any other matters properly coming before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE SEVEN NOMINEES FOR ELECTION, AND FOR THE RATIFICATIONS OF THE STOCK PLANS AND THE APPOINTMENT OF J.H. COHN LLP, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

  (CONTINUED AND TO BE SIGNED ON THE REVERSE)

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

PROXY

MEDIA SCIENCES INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
December 17, 2004 at 1:00 P.M. EST.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE     [ x ]

1.       ELECTION OF DIRECTORS

                  FOR all nominees listed below
                  ---
                  (except as marked to the contrary below):         [        ]
                                                                     --------

                  WITHHOLD AUTHORITY to
                  ------------------
                  vote for all nominees listed below:               [        ]
                                                                     --------

         Nominees: Michael W. Levin, Frances Blanco, Paul C. Baker, Edwin
         Ruzinsky, Donald Gunn, Henry Royer and Alan Bazaar.

         (INSTRUCTION: To withhold authority to vote for any individual
          -----------
         nominee, write that nominee's name on the space provided)

         --------------------------------------------------------------------

2.       TO VOTE UPON THE RATIFICATION OF THE ISSUANCES OF EMPLOYMENT-ISSUED
         STOCK OPTIONS FOR 200,000 SHARES OF COMMON STOCK.

                FOR                     [        ]
                                         --------
                AGAINST                 [        ]
                                         --------
                ABSTAIN                 [        ]
                                         --------

3.       TO RATIFY THE APPOINTMENT OF J.H. COHN LLP AS OUR INDEPENDENT
         REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

                FOR                     [        ]
                                         --------
                AGAINST                 [        ]
                                         --------
                ABSTAIN                 [        ]
                                         --------

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record at the close of business on October 22, 2004 are entitled to notice of and to vote at the meeting.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature  ________________________  Date:____________

Signature  ________________________  Date:____________

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.